TAXES ON INCOME (Details 4) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Short-term:
Allowance for doubtful accounts	$ 74	$ 89
Provision for vacation and recreation pay	105	59
Total short-term:	179	148
Long-term:
R&D expenses	1,326	1,738
Share-based compensation	3,737	2,990
Carry forward tax losses	23,674	19,729
Accrued severance pay, net	54	50
Deferred tax assets noncurrent	28,791	24,507
Less-valuation allowance	$ (28,970)	$ (24,655)	$ (19,569)
Total long-term: